UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2020

RETAIL PROPERTIES OF AMERICA, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35481	42-1579325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2021 Spring Road, Suite 200, Oak Brook, Illinois 60523

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (630) 634-4200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	RPAI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As previously disclosed, Retail Properties of America, Inc. (“we” or the “Company”) is party to the Fifth Amended and Restated Credit Agreement dated as of April 23, 2018, with a syndicate of financial institutions led by Wells Fargo Bank, National Association serving as syndication agent and KeyBank National Association serving as administrative agent (the “Credit Agreement”), which governs its $1.1 billion unsecured credit facility consisting of an $850 million unsecured revolving line of credit that matures on April 22, 2022 (the “Revolver”) and a $250 million unsecured term loan. The material terms of the Revolver and term loan are described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on April 27, 2018, which description is incorporated by reference herein, and a copy of the Credit Agreement is filed as Exhibit 10.6 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC on February 19, 2020.

On March 25, 2020, we provided notice to the lenders to borrow $654 million under the Revolver. After giving effect to such borrowing and other borrowings made under the Credit Agreement since January 1, 2020, a total of nearly $850 million is currently outstanding.

The Company elected to increase its borrowings under the Revolver to further strengthen its financial position and balance sheet, to enhance its financial liquidity and to provide maximum financial flexibility as the effects of the COVID-19 outbreak continue to evolve and impact the global markets. In accordance with the terms of the Credit Agreement, the proceeds from the incremental Revolver borrowings may be used for general working capital and other general corporate purposes in the future as permitted by the Credit Agreement.

Item 7.01.	Regulation FD Disclosure.

In light of the current uncertainty from the rapidly evolving circumstances around the COVID-19 outbreak, the Company is withdrawing its full-year 2020 guidance provided on February 18, 2020 and is not providing an updated outlook at this time.

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for any purpose, including for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETAIL PROPERTIES OF AMERICA, INC.
(Registrant)

	By:	/s/ Julie M. Swinehart
Julie M. Swinehart
Date: March 30, 2020		Executive Vice President, Chief Financial Officer and Treasurer